UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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NGM Biopharmaceuticals, Inc.
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Your Vote Counts! NGM BIOPHARMACEUTICALS, INC. 333 OYSTER POINT BLVD. SOUTH SAN FRANCISCO, CA 94080 NGM BIOPHARMACEUTICALS, INC. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET You invested in NGM BIOPHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2023. Vote Virtually at the Meeting* May 10, 2023 7:30 AM PDT Virtually at: www.virtualshareholdermeeting.com/NGM2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V03785-P83776 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V03786-P83776 1. Election of Directors Nominees: 1c. William J. Rieflin 1a. Shelly D. Guyer 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement. 1b. Carole Ho, M.D. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For